UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: January 09, 2007 (Date of earliest event reported)
Sky Petroleum, Inc. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-99455 (Commission File Number)	32-0027992 (IRS Employer Identification Number)

401 Congress Avenue, Suite 1540 (Address of principal executive offices)		78701 (Zip Code)
512-687-3427 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Sky Petroleum announces it will receive USD 1,140,470 from its second allocation of production revenue from the Mubarek H2 well. Sky Petroleum was also advised on January 4, 2007 by Crescent Petroleum Company International Limited ("Crescent"), the operator of the Mubarak Field, that the jackup rig under contract to drill the second obligation well pursuant to the Participation Agreement will not arrive until the second quarter of 2007.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Sky Petroleum, Inc. dated January 09, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 09, 2007	SKY PETROLEUM, INC. By: /s/ Michael Noonan Michael Noonan VP Corporate

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Sky Petroleum, Inc. dated January 09, 2007